Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-K of Western Goldfields Inc., (the “Company”) containing the consolidated financial statements of the Company for the fiscal year ended December 31, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Raymond Threlkeld, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: March 5, 2009

/s/ Raymond Threlkeld
Raymond Threlkeld
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Western Goldfields Inc. and will be retained by Western Goldfields Inc. to be furnished to the Securities and Exchange Commission or its staff upon request.